SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934

                        Date of Report September 22, 1997

                                    DCX, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



Colorado                            0-14273                     84-0868815
--------                            -------                     ----------
(State of                        (Commission                  (IRS Employer
incorporation)                   File Number)               Identification No.)



1597 Cole Boulevard, Suite 300B  CO                                80401
-------------------------------  --                                -----
(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code (303) 274-8708





                                 Not Applicable
      Former address: 3002 North State Highway 83, Franktown, CO 80116-0569





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Item 2, Acquisition or Disposition of Assets .

On September 22, 1997, DCX, Inc. ("the Corporation") acquired all the outstanding shares of PlanGraphics, Inc. ("PGI"), a Maryland corporation located in Frankfort, Kentucky, in exchange for a total of 2,631,145 shares of the Corporation's no par value common stock at a price of $1.52 per share as set in the acquisition agreement which is filed as Exhibit 2.1a with this Form 8-K. The purchase price was based upon, among other things, what the Company believes is purchase price valuations paid for other companies in industries similar to PlanGraphics. In addition, the Corporation provided working capital to PGI subsequent to the executing the acquisition agreement.

The following items amend the initially filed Form 8-K, dated September 22, 1997 which was filed on October 7, 1997.

(b) Pro Forma Financial Information.

DCX, INC. and Subsidiary
Pro Forma Consolidated Financial Statements (Unaudited)


The accompanying unaudited pro forma consolidated financial statements give effect to the acquisition by DCX, Inc. (the "Company" or "DCX") of 100% of the outstanding common stock of PlanGraphics, Inc. ("PlanGraphics") pursuant to the agreement between the parties; to reflect the issuance of 2,631,145 at $1.52 per share of the Company's common stock and are based on the estimates and assumptions set forth herein under the purchase method of accounting. Goodwill resulting from the transaction consists of the purchase price, net liabilities assumed over the net assets acquired plus transaction costs. The unaudited pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The unaudited pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the date indicated or of the results which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements.

The pro forma consolidated balance sheet assumes the acquisition was consummated at June 30, 1997. The accompanying unaudited pro forma statements of operations has been derived from the statement of operations of the Company for the nine month period ended June 30, 1997 and PlanGraphics for the nine month period ended June 30, 1997, and for the respective fiscal years of both companies ended September 30, 1996 and such information adjusted to give effect to the proposed acquisition as if the proposed acquisition had occurred as of the beginning of the periods presented.


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

                                          DCX, INC AND SUBSIDIARY
                              UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                               JUNE 30, 1997


                                            DCX, Inc.   PlanGraphics    Pro Forma        Consolidated
                                            Actual          Actual     Adjustments        Pro Forma

       ASSETS
Cash and cash equivalents                $    183,447    $     10,016     $              $    193,463
Accounts receivable                         1,703,845       2,018,353                       3,722,198
Inventories                                 1,213,121               0                       1,213,121
Prepaid and other                             272,828         125,945                         398,773
                                         ------------    ------------    ------------    ------------
  Total current assets                   $  3,373,241    $  2,154,314     $              $  5,527,555

Property and equipment                      1,206,419       2,802,617                       4,009,036
Other assets                                   46,310         197,715                         244,025
Goodwill                                            0         145,561       4,529,965 b,c   4,675,526
                                         ------------    ------------    ------------    ------------

TOTAL ASSETS                             $  4,625,970    $  5,300,207    $  4,529,965    $ 14,456,142


     LIABILITIES AND
     STOCKHOLDERS' EQUITY

Notes payable                            $    907,708    $  1,109,645    $               $  2,017,353
Accounts payable                              888,445         713,500                       1,601,945
Accrued expenses and other liabilities        161,961         869,067         400,000 b     1,431,028
Accrued litigation settlement                 521,000               0                         521,000
Deferred revenues                                   0         156,044                         156,044
                                         ------------    ------------    ------------    ------------
  Total current liabilities              $  2,479,114    $  2,848,256    $    400,000    $  5,727,370

Notes payable                                       0         514,400                         514,400
Obligations under capital leases                    0       2,068,176                       2,068,176
                                         ------------    ------------    ------------    ------------
  Total liabilities                      $  2,479,114    $  5,430,832    $    400,000    $  8,309,946


Stockholders' Equity:
  Preferred stock                        $          0    $          0    $          0    $          0
  Common stock                              5,545,806         434,454       3,564,886 a,d   9,545,146
  Additional paid in capital                  329,384               0                         329,384
  Subscriptions receivable                   (179,000)              0                        (179,000)
  Accumulated deficit                      (3,549,334)       (565,079)        565,079 d,e  (3,549,334)
                                         ------------    ------------    ------------    ------------
     Total stockholders' equity          $  2,146,856    $   (130,625)   $  4,129,965    $  6,146,196

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                   $  4,625,970    $  5,300,207    $  4,529,965    $ 14,456,142


       See the accompanying Headnote and Notes to Pro Forma Consolidated Financial Statements

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

                                                         DCX, INC. AND SUBSIDIARY
                                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                  PlanGraphics,
                                                      DCX, Inc.       Inc.
                                                   Nine Months     Nine Months
                                                  June 30, 1997    June 30, 1997          Proforma       Consolidated
                                                    Actual          Actual               Adjustments      Pro Forma


Revenue                                           $  3,964,929      $  6,764,206        $                $ 10,729,135
Cost of revenue                                      3,530,824         2,175,170                            5,705,994
                                                  ------------      ------------        ------------     ------------
Gross profit                                      $    434,105      $  4,589,036        $                $  5,023,141
General and administrative                             702,705         4,280,089             224,842 e      5,207,636
                                                  ------------      ------------        ------------     ------------
Income (loss)from operations                      $   (268,600)     $     08,947        $   (224,842)    $   (184,495)

Other income (expense):
Interest expense                                  $   (101,622)     $   (314,029)       $                $   (415,651)
Miscellaneous                                          415,562                 0                              415,562
                                                  ------------      ------------        ------------     ------------
  Total other income (loss)                       $    313,940      $   (314,029)       $                $        (89)

Net income (loss) before income taxes
  and extraordinary item                          $     45,430      $     (5,082)       $   (224,842)    $   (184,584)
Income taxes                                                 0            10,130                               10,130
                                                  ------------      ------------        ------------     ------------
Net income (loss) before extraordinary
  item                                            $     45,340      $    (15,212)       $   (224,842)    $   (194,714)

Extraordinary item: gain on
  extinguishment of debt                               267,050                 0                              267,050
                                                  ------------      ------------        ------------     ------------

NET INCOME (LOSS)                                 $    312,390      $    (15,212)       $   (224,842)    $     72,336


Income (loss) from extraordinary item
  share of common stock                                    .06                                                    .04

Loss from operations per share of common stock            (.03)                                                  (.05)

Net Income (loss) attributable to
 common stockholdersg                                  146,724                                                (94,330)

Net income (loss) attributable to common shareholders
 per share of common stock                                 .03                                                   (.01)

Weighted average number of shares of common
  stock outstanding                                  4,613,600                                              7,244,745


                See the accompanying Headnote and Notes to Pro forma consolidated Financial Statements

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

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DCX, Inc. and Subsidiary
Notes to Pro Forma Consolidated Financial Statements

a. To record the issuance of 2,631,145 shares of DCX, Inc. common stock at the agreed upon rate of $1.52 per share.

b.   To record the liability for transaction costs.

c.   To record the purchase of PlanGraphics and the related goodwill.

d. To eliminate the capital accounts of PlanGraphics upon consolidation with DCX, Inc.

e.   To record the amortization of goodwill over a 15 year period.

f.   To eliminate  PlanGraphics  income tax expense which is offset by DCX, Inc.
     NOL.

g. To give effect to the deemed dividend on preferred stock convertible into common stock at a 25% discount to the five day average market price immediately preceding first possible date of conversion which was lower than the five day average market price at date of placement. The imputed discount of $166,666 is deemed a dividend which reduces income available to shareholders.



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

                                                DCX, INC. AND SUBSIDIARY
                              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                 PlanGraphics,
                                               DCX, Inc.               Inc.
                                              Year Ended          Year Ended
                                             Sep 30, 1996        Sep 30, 1996         Proforma          Consolidated
                                               Actual              Actual           Adjustments        Pro Forma

Revenue                                     $  4,410,592        $  7,985,750        $                 $ 12,396,342
Cost of revenue                                3,530,824           2,175,170                             9,333,592
                                            ------------        ------------       ------------       ------------
Gross profit                                $    867,596        $  2,195,154        $                 $  3,062,750
General and administrative                     1,329,002           1,429,875            311,702 e        3,070,759
Litigation costs                                 446,674             446,674
                                            ------------        ------------        -----------       -------------
Income (loss) from operations                   (908,080)            765,279                              (454,503)

Other income (expense):
Interest expense                            $   (155,757)       $   (297,064)       $                 $   (452,821)
Miscellaneous                                     10,183              13,153                                23,336
                                            ------------        ------------       ------------       ------------
  Total other income (loss)                 $   (145,574)       $   (283,911)       $                 $   (429,485)

Net income (loss) before income taxes       $ (1,053,654)       $    481,368        $                 $   (883,988)
Income tax expense                                     0             176,469           (176,489) f
                                            ------------        ------------       ------------       ------------
Net income (loss)                           $ (1,053,654)       $    304,899                          $   (883,988)


Net income (loss) per share                         (.25)                                                     (.13)

Weighted average number of shares
 of common stock outstanding                   4,287,437                                                 6,918,582




                 See the accompanying Headnote and Notes to Pro forma consolidated Financial Statements




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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DCX, Inc.
                                         (Registrant)

                                         /S/ Fred Beisser
                                         ------------------------------------
November 6, 1997                         (Signature)
                                         Frederick G. Beisser
                                         Secretary, Treasurer &
                                         Vice President - Finance & Accounting


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